Exhibit 99.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

OF PATINA OIL & GAS CORPORATION

PURSUANT TO 18 U.S.C.ss.1350

1. I, David J. Kornder, Chief Financial Officer of Patina Oil & Gas Corporation (the “Company”), hereby certify to the best of my knowledge that the accompanying report on Form 10-K for the annual period ending December 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the “Report”) by the Company fully complies with the requirements of that section.

2. I further certify to the best of my knowledge that the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.

By:	/s/ David J. Kornder
Name: David J. Kornder Date: March 5, 2003